UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2010

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma Street, Broken Arrow, Oklahoma	74012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01   Regulation FD Disclosure.

On December 16, 2010, XETA Technologies, Inc. issued a press release stating it would announce earnings for the quarter and fiscal year ended October 31, 2010, after the market closes on December 30, 2010, and will hold a conference call at 4:00 p.m. CST on December 30, 2010.

A copy of the press release is attached hereto as Exhibit 99.1. The information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)                     Exhibits

99.1—Press Release entitled “XETA Technologies to Report Fourth Quarter and Fiscal 2010 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: December 16, 2010	By	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer